Rule 497(k)

Registration Nos. 333-182308 and 811-22717

First Trust Exchange-Traded Fund VI

(the “Trust”)

First Trust SMID Cap Rising Dividend Achievers ETF

(the “Fund”)

Supplement To the Fund’s Prospectus and Summary Prospectus

Dated September 20, 2024

Notwithstanding anything to the contrary in the Fund’s Prospectus or Summary Prospectus, effective September 23, 2024, the sixth sentence in the fourth paragraph under the section entitled “Principal Investment Strategies” is hereby deleted in its entirety and replaced with the following:

“During each quarterly rebalance, securities that no longer meet the size and liquidity requirements of the Index will be removed from the Index.”

Please Keep this Supplement for Future Reference